UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

European Stock Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

European stocks declined for the six months ended April 30, 2016. Markets struggled through the first four months of the period, weighed down by slumping commodities prices and concerns about the potential impact of slowing global economic growth, particularly in China, on Europe’s fragile economic recovery. Investor sentiment turned positive and equities regained some ground in March and April after the European Central Bank (ECB) announced an expanded economic stimulus program. The Federal Reserve’s restrained approach to further interest rate hikes, renewed economic stimulus in China, and a rebound in prices for oil and other raw materials were also supportive.

As shown in the Performance Comparison table, the European Stock Fund returned -5.36% for the six months ended April 30, 2016. The fund trailed the MSCI Europe Index and its Lipper peer group average for the reporting period. A modest allocation to the materials sector rose by double digits, while consumer staples and energy posted lesser gains. Our remaining sector allocations declined, with industrials and business services, telecommunication services, and financials recording the largest losses. The fund’s country performance returns were largely negative. France, Spain, and Sweden gained in absolute terms, but the remaining country allocations fell. Italy, Germany, and Ireland were notable detractors. Stock selection benefited the fund’s overall performance versus the MSCI Europe Index, while sector and country allocations weighed on results.

MARKET ENVIRONMENT

Our six-month reporting period began on a positive note amid optimism that the ECB would expand its stimulus measures to spur economic growth. However, market sentiment soured in December as the expanded stimulus plan disappointed investors, while a continuing slide in prices for oil and other commodities coupled with increasing concerns about China’s economic slowdown added to the pessimistic backdrop. The Fed’s widely anticipated decision to raise interest rates in mid-December offered a temporary lift to the market, but sentiment fell again as commodities came under renewed pricing pressure.

European shares lurched lower in the opening months of 2016 as commodities prices weakened and global economic growth slowed. Markets rallied from March onward, however, in the wake of a significant expansion of the ECB’s monetary stimulus. The extra stimulus measures included negative interest rates on some deposits, an increase in asset purchases from €60 billion to €80 billion per month, and the inclusion of investment-grade nonbank corporate bonds. Bank shares tumbled on concerns about the impact of negative interest rates on their profitability, but a special lending facility created by the ECB eased some of the worry. Markets received further support from expanded stimulus in Japan, a rally in commodities prices triggered partly by renewed economic stimulus in China, and the Fed’s decision to ratchet down expectations for further rate hikes in 2016.

Economic data suggested modest improvement during our reporting period, although core inflation remains disappointingly low. According to European Union (EU) data, the gross domestic product of the 19 countries that use the euro grew at an annual rate of 2.2% in the first three months of 2016. While overall unemployment in the region edged down in April, it remains above 10% and is more than twice the rate in the U.S.

According to MSCI, European developed markets stocks fell approximately 5% overall, but underlying country returns varied. Denmark, Portugal, and Austria recorded the region’s largest absolute gains, followed by smaller gains in Belgium and Norway. Core markets Germany and France each fell approximately 4%, while the UK declined 5%. Italy posted the sharpest loss for the period at 15%. From a sector perspective, energy, materials, industrials and business services, and consumer staples were gainers. The remaining sectors lost ground, with telecommunication services, consumer discretionary, and financials recording the weakest returns. The euro and select other European currencies strengthened versus the U.S. dollar, but the British pound weakened and eroded UK returns for dollar-based investors.

PORTFOLIO HIGHLIGHTS AND POSITIONING

A modest position in the materials sector registered double-digit gains for the six-month period as commodities prices rebounded in several areas of the market. A recently initiated position in UK-listed Fresnillo, the world’s largest primary silver producer and Mexico’s second-largest gold producer, was a top contributor. The company offers a unique combination of low-cost, long-term assets; a strong balance sheet; attractive organic growth; and a disciplined management team. Our energy stocks registered more modest gains. Oil and gas exploration and production company Total (France) was a solid contributor in absolute terms as investors were attracted by the company’s newer, low-cost production assets that should help improve revenues and margins. Energy engineering and construction company Technip (France) was a detractor, and we eliminated our position. Despite the recent rally in oil and commodities prices, we remain underweight in the materials and energy sectors due to concerns about the long-term global supply/demand dynamic and capital expenditures that will continue to squeeze margins in some areas of the value chain. We prefer high-quality companies with solid balance sheets that have lower costs and offer more secure growth potential. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our consumer staples stocks gained modestly during the period. Forest products company Svenska Cellulosa (Sweden) was a top 10 contributor. We believe the company will be able to expand its profit margins as it transitions from an emphasis on traditional, low-margin pulp and paper products to its hygiene business. Nestlé (Switzerland), the world’s largest processed food manufacturer, aided results modestly. Over the long term, we expect the company to benefit from positive trends in underlying volumes and margin expansion across multiple businesses. Consumer staples is the portfolio’s largest underweight versus the MSCI index due to the sector’s expensive valuations. During times of market uncertainty, investors tend to favor defensive sectors such as staples, and many investors are further attracted to the sector’s large number of dividend-paying stocks as a source of income in lieu of low-yielding bonds. That said, we would look to increase our exposure if valuations fall to more reasonable levels.

The fund’s health care stocks fell roughly 6% during the period. Large-cap pharmaceuticals have been dogged by competitive concerns regarding several key players and uncertainty over political rhetoric that could lead to increased regulation in the U.S. Novartis (Switzerland) weighed on results, but it remains a core holding because it is operationally levered and generates relatively strong revenue growth. We took advantage of the sector’s recent weakness to initiate positions in a couple of high-quality stocks that we believe have attractive long-term growth potential: surgical device and wound care product maker Smith & Nephew (UK) and pharmaceutical giant Bayer (Germany). Although we remain underweight in the sector, we believe that regulatory concerns, should they come to fruition, are likely to affect some companies more than others. Additionally, we believe many investors underappreciate the growth profile and drug pipeline for a number of large-cap European pharmaceutical stocks.

Our financials stocks declined approximately 8%. The sector remains our largest absolute allocation, although we reduced our exposure during the period. The ultra-low interest rate environment hit the banking sector particularly hard, although the ECB’s special lending facilities helped to mitigate some of the damage. We eliminated several bank stocks during the period, including Royal Bank of Scotland (UK), Swedbank (Sweden), and Standard Chartered (UK). Our preference in this industry continues to be in consolidated markets. Some of our remaining holdings include Intesa Sanpaolo (Italy), Skandinaviska Enskilda Banken (Sweden), Bank of Ireland, and KBC, a leading Belgian bank and a compelling restructuring story. We have a marginal underweight in insurance stocks, with holdings in Allianz (Germany), Zurich Insurance Group (Switzerland), and Prudential (UK). We also hold a material position in the real estate industry through Unibail-Rodamco (France) and Gecina (France).

Elsewhere in the portfolio, consumer discretionary remains our largest overweight position relative to the benchmark. We are particularly optimistic about media companies and hold several broadcasting and cable stocks that should benefit from increasing penetration rates and industry consolidation in their respective markets. Among our larger positions are Liberty Global (UK), British Sky (UK), and Mediaset (Italy). We also have a sizable overweight to the utilities sector, where we favor undervalued regulated power companies operating in stable regulatory environments and featuring predictable dividends and highly visible returns. Our key holdings include Red Electrica (Spain) and SSE (UK).

In geographic terms, the UK is our largest country allocation by a wide margin, although we also have significant positions in Switzerland, France, Germany, and Italy. We have substantial allocations to Spain and Sweden, with more modest exposure to Denmark, Belgium, and Ireland. Italy, the UK, and Spain are our largest overweight allocations versus the MSCI benchmark, while the Netherlands, France, and Germany are the portfolio’s largest underweights.

INVESTMENT OUTLOOK

We expect Europe’s modest economic recovery to continue. Leading economic indicators such as the composite purchasing managers’ index still signal expansion, while a weak euro, cheap oil, and monetary stimulus from the ECB remain supportive. Although overall unemployment is still stubbornly high, particularly in some peripheral countries, it has declined in Spain, Italy, and Germany. Currency weakness, falling wages, and progress on structural reforms in certain countries are helping companies with significant exposure to non-European markets. Eurozone nations have improved their competitive profile, which should help economic activity and improve external balances. Despite a recent uptick, inflation remains frustratingly below the ECB’s target, but it should increase as the slump in oil prices falls out of year-over-year comparisons.

The ECB’s expanded asset purchase program now includes investment-grade corporate debt and a comprehensive new bank lending facility to mitigate the impact of ultra-low interest rates on the financials sector, a significant player in Europe’s economy and its equity markets. The new measures are designed to increase liquidity and encourage greater investment and appetite for risk. Nonetheless, confidence that the central bank can maintain a positive financial backdrop has waned in some quarters. Furthermore, resorting to renewed stimulus measures highlights the apparent fragility of Europe’s recovery against a backdrop of slowing global growth and deflationary forces. There is also some concern that the enormous scale of the program could result in misdirected resources and support of weaker companies that would fall by the wayside in a less accommodative environment. As a result, investors will be looking carefully for concrete evidence that the ECB’s stimulus policies are improving the region’s economy and supporting challenged sectors, such as financials.

Subdued corporate earnings continue to reflect the soft economic environment. Equity valuations, however, appear reasonable and have room for meaningful improvement if the economic recovery stays on track. Our focus on high-quality companies selling at attractive valuations results in a tilt toward those with domestically generated revenues. However, we are also finding opportunities in companies with exposure to emerging markets that the market may have oversold.

Slowing growth in key overseas markets poses a headwind for European companies, which generate about 50% of revenues outside the region. Additionally, moves to assert sovereign independence, notably the UK’s referendum on EU membership and efforts to separate Catalonia from Spain, are adding to market uncertainty.

We will continue to leverage our independent global research platform to construct a portfolio of European stocks from the bottom up, focusing on companies that we believe are positioned to endure the current uncertainties and emerge as long-term winners.

Thank you for your support and confidence in T. Rowe Price.

Respectfully submitted,

Dean Tenerelli
Portfolio Manager

May 17, 2016

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Nestlé, Switzerland	3.6%
Vodafone, United Kingdom	3.0
Allianz, Germany	2.7
Roche Holding, Switzerland	2.7
Novartis, Switzerland	2.6
Red Electrica, Spain	2.4
Wirecard, Germany	2.2
Intesa Sanpaolo, Italy	2.2
Dufry, Switzerland	2.2
Endesa, Spain	2.1
Zurich Insurance Group, Switzerland	2.0
Simcorp, Denmark	2.0
Banca Mediolanum, Italy	2.0
Royal Dutch Shell, United Kingdom	1.9
SSE, United Kingdom	1.9
Moncler, Italy	1.8
Unibail-Rodamco, France	1.8
Howden Joinery Group, United Kingdom	1.7
KBC, Belgium	1.7
Continental, Germany	1.7
Telefonica Deutschland Holding, Germany	1.6
Brenntag, Germany	1.6
Total, France	1.6
Hexagon, Sweden	1.6
Cia De Distribucion Integral Logista, Spain	1.5
Total	52.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 20.51	$ 20.03	$ 20.82	$ 15.47	$ 14.22	$ 14.92
Investment activities						
Net investment income[(1)]	0.16	0.36	0.36	0.32	0.29	0.33
Net realized and unrealized gain / loss	(1.24)	0.45	(0.89)	5.32	1.30	(0.74)
Total from investment activities	(1.08)	0.81	(0.53)	5.64	1.59	(0.41)
Distributions						
Net investment income	(0.32)	(0.33)	(0.26)	(0.29)	(0.34)	(0.29)
Net realized gain	(0.30)	–	–	–	–	–
Total distributions	(0.62)	(0.33)	(0.26)	(0.29)	(0.34)	(0.29)
NET ASSET VALUE						
End of period	**$ 18.81**	**$ 20.51**	**$ 20.03**	**$ 20.82**	**$ 15.47**	**$ 14.22**
Ratios/Supplemental Data						
Total return[(2)]	(5.36)%	4.12%	(2.57)%	37.03%	11.70%	(2.84)%
Ratio of total expenses to average net assets	0.95%[(3)]	0.95%	0.96%	0.96%	1.00%	1.01%
Ratio of net investment income to average net assets	1.73%[(3)]	1.73%	1.66%	1.85%	2.02%	2.16%
Portfolio turnover rate	21.0%	47.7%	58.5%	48.0%	41.6%	57.6%
Net assets, end of period (in millions)	$ 1,440	$ 1,747	$ 1,463	$ 1,274	$ 703	$ 706

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
BELGIUM 1.7%		
Common Stocks 1.7%		
KBC	434,509	24,394
Total Belgium (Cost $17,804)		24,394
DENMARK 2.0%		
Common Stocks 2.0%		
Simcorp	640,605	28,799
Total Denmark (Cost $16,219)		28,799
FRANCE 11.5%		
Common Stocks 11.5%		
Bureau Veritas	729,742	17,297
Gecina	145,013	20,972
Iliad	91,278	19,947
Plastic Omnium	658,384	21,802
Schneider Electric (1)	310,999	20,241
SEB	141,063	15,809
Total	451,915	22,732
Unibail-Rodamco	97,882	26,227
Total France (Cost $149,673)		165,027
GERMANY 11.3%		
Common Stocks 11.3%		
Allianz	232,262	39,427
Bayer	179,366	20,692
Brenntag	391,075	22,932
Continental	109,659	24,083
Telefonica Deutschland Holding	4,588,681	23,298

Red Electrica	392,492	35,041
Total Spain (Cost $93,710)		114,550

SWEDEN 6.0%

Common Stocks 6.0%

Com Hem Holding	1,087,738	9,644
Hexagon, B Shares	565,905	22,565
Skandinaviska Enskilda Banken	1,460,689	13,951
SKF, B Shares	1,136,241	20,927
Svenska Cellulosa, B Shares	635,082	20,000
Total Sweden (Cost $70,783)		87,087

SWITZERLAND 13.2%

Common Stocks 13.2%

Dufry (1)	243,479	32,030
Nestle	700,446	52,207
Novartis	498,863	38,066
Roche Holding	151,323	38,253
Zurich Insurance Group	130,648	29,240
Total Switzerland (Cost $199,956)		189,796

UNITED KINGDOM 32.5%

Common Stocks 32.5%

AstraZeneca	266,547	15,298
British Sky	1,234,066	16,923
Burberry	932,409	16,199
Capita	1,467,978	21,471
Experian	1,022,035	18,682
GlaxoSmithKline	996,911	21,252
Greene King	1,606,227	19,198
Howden Joinery Group	3,416,665	24,662

Johnson Matthey	406,684	17,155
Liberty Global, Class A (USD) (1)	317,400	11,975
Liberty Global, Series C (USD) (1)	266,200	9,743
London Stock Exchange	509,573	20,200
National Grid	1,486,981	21,180
Next	187,443	13,927
Playtech	1,630,040	19,161
Prudential	1,026,282	20,206
Royal Dutch Shell, B Shares	1,068,480	27,883
Smith & Nephew	1,025,779	17,326
SSE	1,235,592	27,261
Travis Perkins	480,882	12,985
Vodafone	13,599,764	43,559
William Hill	3,240,315	14,805
Wolseley	274,842	15,345
WPP	947,844	22,104
Total United Kingdom (Cost $479,137)		468,500

SHORT-TERM INVESTMENTS 2.6%

Money Market Funds 2.6%

T. Rowe Price Reserve Investment Fund, 0.31% (2)(3)	37,534,404	37,534
Total Short-Term Investments (Cost $37,534)		37,534

Total Investments in Securities	
100.1% of Net Assets (Cost $1,383,974)	**$ 1,441,845**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated Company
GBP British Pound
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/16	Year Ended 10/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 13,523	$ 27,439
Net realized gain (loss)	(51,011)	56,219
Change in net unrealized gain / loss	(60,084)	(23,939)
Increase (decrease) in net assets from operations	(97,572)	59,719
Distributions to shareholders		
Net investment income	(26,773)	(23,860)
Net realized gain	(25,099)	–
Decrease in net assets from distributions	(51,872)	(23,860)
Capital share transactions*		
Shares sold	109,178	582,938
Distributions reinvested	46,155	21,383
Shares redeemed	(312,728)	(356,423)
Redemption fees received	107	313
Increase (decrease) in net assets from capital share transactions	(157,288)	248,211
Net Assets		
Increase (decrease) during period	(306,732)	284,070
Beginning of period	1,747,023	1,462,953
End of period	**$ 1,440,291**	**$ 1,747,023**
Undistributed net investment income	11,696	24,946
*Share information		
Shares sold	5,857	28,493
Distributions reinvested	2,379	1,089
Shares redeemed	(16,842)	(17,457)
Increase (decrease) in shares outstanding	(8,606)	12,125

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2016, the fund realized $16,883,000 of net gain on $93,631,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $319,589,000 and $485,838,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2016, the cost of investments for federal income tax purposes was $1,385,036,000. Net unrealized gain aggregated $56,703,000 at period-end, of which $120,755,000 related to appreciated investments and $64,052,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $334,000 for T. Rowe Price Services, Inc.; and $22,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2016, the fund was allocated $147,000 of Spectrum Funds’ expenses, of which $99,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2016, approximately 17% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016